                                                                   EXHIBIT 99.11

Aug-2001                         1998-A                            Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:          $3,024,287,762.59
Beginning of the Month Finance Charge Receivables:       $158,594,189.53
Beginning of the Month Discounted Receivables:                     $0.00
Beginning of the Month Total Receivables:              $3,182,881,952.12

Removed Principal Receivables:                                     $0.00
Removed Finance Charge Receivables:                                $0.00
Removed Total Receivables:                                         $0.00

Additional Principal Receivables:                                  $0.00
Additional Finance Charge Receivables:                             $0.00
Additional Total Receivables:                                      $0.00

Discounted Receivables Generated this Period:                      $0.00

End of the Month Principal Receivables:                $2,930,612,861.53
End of the Month Finance Charge Receivables:             $154,076,978.70
End of the Month Discounted Receivables:                           $0.00
End of the Month Total Receivables:                    $3,084,689,840.23

Special Funding Account Balance                                    $0.00
Aggregate Invested Amount (all Master Trust II Series) $2,300,000,000.00
End of the Month Transferor Amount                       $630,612,861.53
End of the Month Transferor Percentage                             21.52%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                $66,640,604.20
     60-89 Days Delinquent                                $47,833,811.32
     90+ Days Delinquent                                  $90,824,824.31

     Total 30+ Days Delinquent                           $205,299,239.83
     Delinquent Percentage                                          6.66%

Defaulted Accounts During the Month                       $19,767,802.61
Annualized Default Percentage                                       7.84%
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Aug-2001                         1998-A                            Page 2


Principal Collections                                    $412,124,916.10
Principal Payment Rate                                            13.63%

Total Payment Rate                                                14.49%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                     $370,500,000.00
     Class B Initial Invested Amount                      $57,000,000.00
     Class C Initial Invested Amount                      $47,500,000.00
                                                       -----------------
INITIAL INVESTED AMOUNT                                  $475,000,000.00

     Class A Invested Amount                             $468,000,000.00
     Class B Invested Amount                              $72,000,000.00
     Class C Invested Amount                              $60,000,000.00
                                                       -----------------
INVESTED AMOUNT                                          $600,000,000.00

     Class A Adjusted Invested Amount                    $468,000,000.00
     Class B Adjusted Invested Amount                     $72,000,000.00
     Class C Adjusted Invested Amount                     $60,000,000.00
                                                       -----------------
ADJUSTED INVESTED AMOUNT                                 $600,000,000.00

PREFUNDED AMOUNT                                                   $0.00

FLOATING ALLOCATION PERCENTAGE                                     19.84%
PRINCIPAL ALLOCATION PERCENTAGE                                    19.84%

     Class A Principal Allocation Percentage                       78.00%
     Class B Principal Allocation Percentage                       12.00%
     Class C Principal Allocation Percentage                       10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                          $81,763,036.17

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                              $9,639,334.05

MONTHLY SERVICING FEE                                        $750,000.00

INVESTOR DEFAULT AMOUNT                                    $3,921,809.86
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Aug-2001                         1998-A                            Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                            78.00%

     Class A Finance Charge Collections                   $8,103,680.53
     Other Amounts                                                $0.00

TOTAL CLASS A AVAILABLE FUNDS                             $8,103,680.53

     Class A Monthly Interest                             $1,625,910.00
     Class A Servicing Fee                                  $585,000.00
     Class A Investor Default Amount                      $3,059,011.69

TOTAL CLASS A EXCESS SPREAD                               $2,833,758.84

CLASS A REQUIRED AMOUNT                                           $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                            12.00%

     Class B Finance Charge Collections                   $1,246,720.10
     Other Amounts                                                $0.00

TOTAL CLASS B AVAILABLE FUNDS                             $1,246,720.10

     Class B Monthly Interest                               $266,640.00
     Class B Servicing Fee                                   $90,000.00

TOTAL CLASS B EXCESS SPREAD                                 $890,080.10
CLASS B INVESTOR DEFAULT AMOUNT                             $470,617.18
CLASS B REQUIRED AMOUNT                                     $470,617.18

CLASS C FLOATING ALLOCATION PERCENTAGE                            10.00%

CLASS C MONTHLY SERVICING FEE                                $75,000.00
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Aug-2001                         1998-A                            Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                       $4,687,772.36

     Excess Spread Applied to Class A Required Amount             $0.00

     Excess Spread Applied to Class A Investor Charge Offs        $0.00

     Excess Spread Applied to Class B Required Amount       $470,617.18

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                              $0.00

     Excess Spread Applied to Class C Required Amount       $647,380.99

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                              $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee   $125,000.00

     Excess Spread Applied to Cash Collateral Account             $0.00

     Excess Spread Applied to Spread Account                      $0.00

     Excess Spread Applied to Reserve Account                     $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                     $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                   $3,444,774.19
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Aug-2001                         1998-A                          Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                 $13,912,378.32

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                       $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                    $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                           $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                           $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                     $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                    $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                       $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                        5.91%
    Base Rate (Prior Month)                                          6.10%
    Base Rate (Two Months Ago)                                       6.25%
                                                                 --------
THREE MONTH AVERAGE BASE RATE                                        6.08%

    Portfolio Yield (Current Month)                                 12.94%
    Portfolio Yield (Prior Month)                                   11.18%
    Portfolio Yield (Two Months Ago)                                10.13%
                                                                 --------
THREE MONTH AVERAGE PORTFOLIO YIELD                                 11.42%
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Aug-2001                         1998-A                          Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                $81,763,036.17

INVESTOR DEFAULT AMOUNT                                     $3,921,809.86

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                  $0.00
    Allocable to Class B Certficates                                $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                    0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $85,684,846.03

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                        $0.00
CLASS B INVESTOR CHARGE OFFS                                        $0.00
CLASS C INVESTOR CHARGE OFFS                                        $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                        $18,000,000.00
    Available Cash Collateral Amount                       $18,000,000.00

TOTAL DRAW AMOUNT                                                   $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:    /s/ Tracie Klein
                                           ---------------------------------
                                           Tracie H. Klein
                                           First Vice President